**AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE
ISSUED ON NOVEMBER 29, 2017**

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON November 29, 2017 (the "Amendment") is made effective as of May 31, 2018, by and between ProGreen US, Inc., a Delaware corporation (the "Company"), and Auctus Fund, LLC, a Delaware limited liability company (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on November 29, 2017, in the original principal amount of $110,875.00 (the "Note"); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless the Company fails to timely make the Cash Payment (as defined herein), (i) the Holder shall only be entitled to effectuate a conversion under the Note on or after July 10, 2018, (ii) the reference to "125%" in Section 1.9(b) of the Note shall be replaced with "135%", and (iii) the Company shall be permitted to exercise its right to prepay the Note pursuant to Section 1.9(b) of the Note (as amended by this Amendment) at any time before July 10, 2018.

2. Upon the Company's failure to timely make the Cash Payment, the Holder shall automatically, immediately and without further action be entitled to all its rights, privileges, and preferences under the Note.

3. The Company shall wire $5,000.00 (the "Cash Payment") to the Holder on or before June 4, 2018, which shall not reduce the balance owed under the Note, pursuant to the wiring instructions on Exhibit A hereto.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ProGreen US, Inc.

By: ______________________
Name: Jan Telander
Title: Chief Executive Officer

Auctus Fund, LLC
DocuSigned by:

By: ______________________
1AB3B96EC18C415...
Name: Lou Posner
Title: Managing Director

Exhibit A

Account Name:	Auctus Fund, LLC
Account Address:	177 Huntington Avenue, 17th Floor, Boston, MA 02115
ABA Routing Number:	221172186
Account Number:	6500275802
Bank Name:	People's United Bank
Bank Address:	850 Main Street, Bridgeport, CT 06604